SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 12, 2012

Date of Report

(Date of Earliest Event Reported)

XTREME HEALTHCARE CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Delaware	000-54542	46-0838057
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4636 Mission Gorge Place

Suite 103-C
San Diego, California 92120

(Address of Principal Executive Offices)

(619) 822-2674

(Registrant’s Telephone Number)

The Company is concurrently filing a registration statement on Form S-1 pursuant to the Securities Act of 1933 for the sale of up to 3,000,000 shares of its common stock by the holders thereof. Certain items indicated below are incorporated by reference to that registration statement and additional detailed information is discussed therein.

ITEM 2.01	Completion of Acquisition or Disposition of Assets

On November 12, 2012, Xtreme Healthcare Corporation, a Delaware corporation (the “Company”), acquired Xtreme Care Ambulance, Inc., a California corporation (“Xtreme Care”), in a stock-for-stock transaction (the “Acquisition”).  The purpose of the Acquisition was to facilitate and prepare the Company for a registration statement and/or public offering of securities.

  The Acquisition was effected by the Company through the exchange of (i) all of the outstanding membership interests of Xtreme Care for 21,010,403 shares of common stock of the Company.

Xtreme Care was formed in May 2010 in the State of California.  Since its inception, Xtreme Care has provided ambulance and emergency medical services in southern California.

As a result of the Acquisition, Xtreme Care became a wholly owned subsidiary of the Company.  The Company, as the sole shareholder of Xtreme Care, has taken over the operations and business plans of Xtreme Care.

Business

The Company operates an ambulance and emergency medical services business in southern California.  The Company currently has five type II ambulances, one type III ambulance and two wheelchair vans, and is licensed through the San Diego County Emergency Medical Services and The California Highway Patrol as a ground ambulance service.  The target Company employs paramedics, emergency medical technicians (EMTs), registered nurses (RNs), and support staff, including dispatchers, marketers, billers and others.  The Company offers services for critical care transport, basic life support, non-emergency transportation, wheelchair transportation and event standby services.  Its customers include government agencies, hospitals, skilled nursing facilities, healthcare facilities, dialysis centers, hospice agencies and home health agencies.  The Company posted a record high number of calls (382) in May 2012 that it provided emergency response to, on behalf of its customers.

Services

The Company provides various critical medical transport services to its customers and the payers of its ambulance services.  The types of services that are offered by the Company are the following:

Critical Care Transport (CCT): There are times when a patient in critical condition needs to be transferred from one facility to another facility. Critical patients require a higher level of transport service. The Company provides this service and it is known as Critical Care Transport or CCT.  Vehicles are equipped with state-of-the-art technology, allowing the Company to transport the critical patient in a mobile hospital setting.  The fleet of dedicated Critical Care Ambulances are staffed by two (2) highly trained Emergency Medical Technicians (EMT's), a licensed Critical Care Transport Registered Nurse (CCTRN), and if necessary a Respiratory Care Practitioner and/or a Paramedic.  The Company’s nurses have extensive experience in their clinical specialty (emergency, critical care, and transport nursing) and function under an expanded scope of practice.  In addition, CCT Nurses are staffed all around San Diego County, thus allowing the Company to provide the absolute fastest response times.

Basic Life Support (BLS):  These ambulances are fully equipped and staffed by two highly trained emergency medical technicians (EMTs).  The Company proudly provides these ambulance service 7-days a week, 24-hours per day throughout all of San Diego County.  All ambulances are licensed and inspected by the California Highway Patrol, and the San Diego County EMS.  In addition to making sure that the vehicles and equipment meet and exceed industry standards, the agency also licenses all of EMT field personnel. All EMTs are drug tested and fully medically certified and must undergo an extensive criminal background check prior to employment with the Company. All EMTs are trained by medical professional experts who are certified in Pediatric Advanced Life Support (PALS), Pre-Hospital Trauma Life Support (PHTLS), Advanced Cardiac Life Support (ACLS) and Pediatric Education for The Pre-hospital Provider (PEPP).  The state of the art system implemented by the Company combined with its passion for quality patient care allows the Company to be on the cutting edge in timely, efficient and dependable emergency ambulance services.

Non-emergency Transportation: These services include routine appointments and transport for regular medical visits for patients.

Wheelchair Transportation: The wheelchair transportation service solutions are for non-ambulance transport needs. All drivers are CPR/AED and First Aid Certified.  Each driver is fully drug tested and must pass an extensive criminal background check prior to employment. In addition all wheelchair van drivers must be issued an identification license by the San Diego Sheriff’s Department.

Special Events: The Company offers BLS stand-by services at special events, such as sporting games, parades, racing events and so forth.  Each BLS unit consists of two certified and highly trained EMTs.

The Company believes that the key to its success and growth will be focusing on high quality service to its clients and payers.  The Company has implemented a quality assurance program, which measures the sum of all activities undertaken within its system to provide confidence to all of patients and partners that the services available meet the Company’s standard of excellence.  The Company’s quality assurance plan is designed to meet a high level and standard of excellence as measured by the provision of timely, efficient and compassionate care to its clients and effective solutions for its customer partners.

Service Commitment

The Company is committed to maintaining a standard of excellence in the provision of timely, efficient, effective, and compassionate care.  The Company has combined the processes of quality assurance and quality improvement into a Continuous Quality Improvement (CQI) program that it developed.  The CQI Program has three phases: prospective, immediate, and retrospective. Prospective quality improvement happens before a request for service is received, such as recruitment, screening, and the initial training of personnel. Immediate quality improvement occurs during a call and includes the standards of care and continuous education. The retrospective phase of quality improvement is performed after the call is completed and includes chart audits and customer feedback.

Pre-hospital care is an ongoing educational process to which the Company has made a solid commitment.  The Company believes in continuous employee education.  Continuing education programs developed by the Company mandate that employees participate in the on-going healthcare training that the Company conducts.  These programs allow employees to expand their knowledge of emergency medical protocols in addition to their current scope of practice.

The Company also believes in actively monitoring complains and in striving to eliminate opportunities of concern and complaint, which may occur from time to time.  The Company believes that concerns and complaints are an opportunity for the Company’s team to learn to improve its business operations.  Accordingly, all complaints are fully investigated, and if necessary, result in counseling, remedial training, and/or discipline of applicable employees.  Training issues are forwarded to the training coordinator; operational issues are forwarded to the operations manager and/or President of the company for immediate review and corrective action.

Customers

The Company provides medical transport services to patients and individuals, but the payers/customers of these services are typically a variety of groups, such as government agencies, hospitals, skilled nursing facilities, specialty healthcare facilities, dialysis centers, hospice agencies, home health agencies, Medicare, Medicaid, commercial insurance groups, and self-pay individuals.

Pricing

Pricing for services is negotiated with the payers of the medical transport services, and is typically fixed by contractual arrangement with these entities.  Typical rates are determined by Medicare reimbursement rates, as the vast majority of the Company’s business is dependent upon reimbursement from Medicare for patients.

Strategic Partners and Suppliers

The Company believes that strategic partnerships will be a major component of the Company’s operating strategy and path to success.  The Company hopes to work with several strategic partners in important areas of its business and operations.  However, currently, the Company has no such strategic partners, other than its agreement with GHSD, LLC.

GHSD, LLC Partnership

In March 2012, the Company entered into a partnership agreement and promissory note with GHSD, LLC (“GHSD”). Per the terms of the agreement the Company agreed to deliver an initial $50,000 followed by $25,000 each month for the next eight months for a total loan/investment of $250,000 at 8% interest.  As of June 30, 2012, the balance on the note receivable was $100,000.  The purpose of the partnership agreement and promissory note was to facilitate a closer working relationship between the parties.  GHSD is building a CareMinders HomeCare franchise in San Diego, California that would be complementary to the services offered by the Company.  Among other rights and restrictions, the Company has the ability to convert its note into equity interests in GHSD. The Company received one seat on the board of directors of GHSD.

Marketing and Sales

The Company has conducted limited advertising and marketing to date to reach new customers.  The Company plans to implement a more vigorous advertising, marketing and sales campaign as part of its effort to build its business over the longer term.  The Company believes that it can focus its strategy most effectively by targeting payers of medical transport services that have access to numerous patients/clients that are require the medical transport services.

The Company has given substantial attention to constructing the marketing strategy and plans that it will use in order to grow its business and expand its customers.  The Company eventually anticipates a significant budget and need for marketing activities.  The primary focus of marketing campaigns will be designed to help the Company find new customers and to increase awareness of the Company’s services and competitive solutions.  A variety of marketing approaches, emphasizing the competitive advantages and key differentiators of the Company’s services, are expected to be used in order to attract new customers and entice existing customers to do larger volumes of business with the Company.

The Company expects that its sales team will work closely with the marketing team to convert prospects into new customers. The sales team will be structured to align with target markets based on territory and customer patterns.

Operations

The Company currently leases its occupational space, which consists of approximately 2,700 square feet of space.  The lease term is five (5) years and began in August 2012, and the Company pays $0.99 per square feet each month, or approximately, $2,650 per month for the entire leased space.

The Company current owns five ambulances and leases three ambulances used in its business.  In addition, the Company owns one wheelchair accessible vehicle.

The Company provides its operations through these medical transport vehicles and the licensed, trained and qualified professionals that serve client medical needs.

Revenues

The Company posted revenues from operations of approximately $800,000 for the six months ended June 30, 2012.

THE COMPANY

Employees and Organization

The Company presently has approximately 40 employees, consisting of approximately the following staff:

-2 Paramedics

-20 Emergency Medical Technicians

-3 Registered Nurses

-3 Dispatchers

-4 Marketers

-2 Medical Billers

-3 Others

The Company considers its employees to be a prime strategic asset of its overall business and operations, and the Company strives to operate its business in a lean and cost-effective manner.  These individuals together have over 60 consecutive years in the medical transportation industry.  The staff consists of registered nurses (RNs), paramedics, emergency medical technicians (EMTs), insurance billers, and dispatchers possess the knowledge, experience and licenses necessary to ensure the utmost in emergency medical services and customer service.  The Company’s ambulance staff experience entails 60 years in patient care, emergency and non-emergency medical transportation, private insurance companies, dialysis centers, transportation coordination and service for Medical, Medicare and worker’s compensation.  The experience in emergency medical services is the key to what the Company does.  The Company strives to provide the highest level of quality care and dependability for each individual’s needs.

Property

The Company currently leases its occupational space, which consists of approximately 2,700 square feet of space.  The lease term is five (5) years and began in August 2012, and the Company pays $0.99 per square feet each month, or approximately, $2,650 per month for the entire leased space.

The Company current owns five ambulances and leases three ambulances used in its business.  In addition, the Company owns one wheelchair accessible vehicle.

Subsidiaries

Currently, the Company has two subsidiaries – Xtreme Care (which was acquired in the Acquisition).  The Company is the sole shareholder of Xtreme Care.

Summary Financial Information

As the Company had no operations or specific business plan until the Acquisition, the information presented below is with respect to Xtreme Care, which was acquired by the Company in November 2012 as a result of the Acquisition.

The statements of operations data for the year ended December 31, 2011 and the period from May 28, 2010 (inception) through December 31, 2010, and the balance sheet data as of December 31, 2011 and at December 2010, respectively, are derived from the audited financial statements of Xtreme Care and related notes thereto included in the Form S-1 filed concurrently herewith.  The statement of operations data for the six months ended June 30, 2012 provided below is derived from the unaudited financial statements of Xtreme Care and related notes thereto are included in the Form S-1 filed concurrently herewith.

Six months ended

Year ended

May 28, 2010 (inception)

June 30, 2012

December 31, 2011

through December 31, 2010

(unaudited)

Statement of operations data

Revenue

$804,566

$701,269

$0

Income (Loss) from operations

$132,452

$(114,682)

$(34,608)

Net income (loss)

$101,939

$(150,950)

$(39,292)

Net income (loss) per share

$0.01

$(0.01)

$(0.01)

Weighted average shares

20,381,215

20,114,303

8,383,562

At June 30, 2012

At December 31, 2011

At December 31, 2010

(unaudited)

Balance sheet data

Cash

$71,652

$39,390

$13,945

Other assets

$487,473

$330,223

$77,149

Total assets

$559,125

$369,613

$91,094

Total liabilities

$528,539

$471,825

$130,386

Total shareholders’ equity (deficit)

$30,586

$(102,212)

$(39,292)

Management's Discussion and Analysis of Financial Condition and Results of Operations

References to the financial condition and performance of the Company below in this section “Management’s Discussions and Analysis of Financial Condition and Results of Operation” are to Xtreme Care.

Revenues

The Company posted revenues from operations of approximately $800,000 for the six months ended June 30, 2012.

Equipment Financing

The Company has no existing equipment financing arrangements, other than for its leased ambulance vehicles.

Pricing

Pricing for services is negotiated with the payers of the medical transport services, and is typically fixed by contractual arrangement with these entities.  Typical rates are determined by Medicare reimbursement rates, as the vast majority of the Company’s business is dependent upon reimbursement from Medicare for patients.

Potential Revenue

The Company expects to earn potential revenue from existing relationships whereby the Company is called for medical transport services.  The Company prospects for new clients on an ongoing basis and also seeks additional revenue enhancement opportunities from existing clients.  As part of its growth strategy, the Company plans to expand into additional new business relationships, service offerings and geographic territories.

Alternative Financial Planning

The Company has no alternative financial plans at the moment.  If the Company is not able to successfully raise monies as needed through a private placement or other securities offering (including, but not limited to, a primary public offering of securities), the Company’s ability to expand and implement any part of its longer term business plan or strategy will be severely jeopardized.

Critical Accounting Policies

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States.  The preparation of these financial statements requires making estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities.  The estimates are based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis of making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources.  Actual results may differ from these estimates under different assumptions or conditions.

Capital Resources

As of June 30, 2012, Xtreme Care had cash available of $71,652.

The Company’s proposed expansion plans and business process improvements will necessitate additional capital and financing.  Accordingly, the Company plans to raise outside funding in the near future, for the purposes of funding new vehicle purchases or leases, expanded service offerings and additional employees.  As the Company also plans to expand its geographical reach and the region(s) in which it offers its services, the Company will need additional capital for such purposes.

There can be no assurance that the Company’s activities will generate sufficient revenues to sustain its operations without additional capital, or if additional capital is needed, that such funds, if available, will be obtainable on terms satisfactory to the Company.  Accordingly, given the Company’s limited cash and cash equivalents on hand, the Company will be unable to implement its contemplated business plans and operations unless it obtains additional financing or otherwise is able to generate sufficient revenues and profits.  The Company may raise additional capital through sales of debt or equity, obtain loan financing or develop and consummate other alternative financial plans.

Discussion of Six Months ended June 30, 2012

Xtreme Care generated revenues during the six months ended June 30, 2012 of $804,566, as compared to revenues during the six months ended June 30, 2011 of $226,875.

During the six months ended June 30, 2012, Xtreme Care posted an operating profit of $132,452 and net income of $101,939, respectively, as compared to an operating profit of $28,013 and net income of $17,360, respectively, for the six months ended June 30, 2011.

For the six months ended June 30, 2012, Xtreme Care generated cash of $87,021 in its operations.  During the six months ended June 30, 2011, Xtreme Care used cash of $117,119 in its operations.

Xtreme Care incurred $16,357 of capital expenditures during the six month period ended June 30, 2012, as compared to capital expenditures of $20,179 for the six month period ended June 30, 2011.

Discussion of Year ended December 31, 2011

Xtreme Care generated revenues during the year ended December 2011 of $701,269.  The Company did not post any revenues during its partial year ending December 31, 2010.

During the year ended December 31, 2011, Xtreme Care posted an operating loss of $114,682 and a net loss of $150,950, respectively, as compared to an operating loss of $34,608 and a net loss of $39,292, respectively, for the partial year ending December 31, 2010.

For the year ended December 31, 2012, Xtreme Care used cash of $218,224 in its operations.  During the partial year ending December 31, 2010, Xtreme Care generated cash of $28,087 in its operations.

Xtreme Care incurred $70,519 of capital expenditures during the year ended December 31, 2011, as compared to capital expenditures of $83,670 for the partial year ending December 31, 2010.

Management

The following table sets forth information regarding the members of the Company’s board of directors and its officers:

Name

Age

Position

Year Commenced

Souheil Jawad

President, Secretary, Treasurer and Director

2012

Souheil Jawad

CEO, CFO and Director, Xtreme Care

2010

Don Hunsaker II, PhD

Director and Consultant, Xtreme Care

2010

Charles Cibulka

Director and Corporate Communications, Xtreme Care

2010

Andrew Burns

Director of Business Development, Xtreme Care

2010

Adam Burns

Business Development, Xtreme Care

2010

Richard Rolston

Operation Manager, Xtreme Care

2010

Royce Green

Dispatch Manager, Xtreme Care

2010

Souheil Jawad

Souheil Jawad is the President, Secretary and Treasurer, and a Director, of the Company.  Currently, he is the sole officer and director of the Xtreme Healthcare Corporation.  Mr. Jawad is also the Chief Executive Officer, Chief Financial Officer, and a Director fo Xtreme Care, a subsidiary of the Company.  Mr. Jawad was born and raised in Casablanca, Morocco, and in 1999, moved to the United States to pursue a career in business. While attending college at San Diego State University, he started his own transportation company.  Mr. Jawad received his Bachelor’s Degree in Business Marketing from San Diego State University in 2004.  Since graduating from college, Mr. Jawad began his career in the non-emergency medical transportation industry.  Mr. Jawad built his own medical transportationc company and sold it in 2009.  Since then, he has started Xtreme Care in 2010, with a afocus on his passion to provide professional assistance to the community and its senior citizens.

Don Hunsaker II, PhD

Don Hunsaker II, PhD, is a Director and Consultant of Xtreme Care.  Dr. Hunsaker received his Ph.D. degree from the University of Texas and then moved to San Diego in 1960.  He taught at San Diego State University from 1960 until 1996 when he retired from classroom teaching and turned to full time research in the biological sciences.  Dr. Hunsaker conducts research programs through the San Diego State University Foundation and Hubbs Sea World Research Institute.  Dr. Hunsaker has been involved in planning and development of large scale research and planning projects from the conceptualization stage to the actual implementation in the field.  Previously, he served as a coordinator of the U.S. Peace Corps for the State Department in Colombia for two years.  Dr. Hunsaker has traveled extensively throughout South America and many countries of the world on his research projects.  In addition, he has served as an officer and member of various charitable organizations that included significant travel in Europe that supported international health related activities.  Dr. Hunsaker has served on numerous boards of directors to advise companies on business policies, and has been active in medical management businesses for the several years. Dr. Hunsaker has been a principal and officer in a medical billing company and another in health care management. He also assisted in setting up and operating a company that provided comprehensive offsite rehabilitation facilities.

Charles Cibulka

Charles Cibulka is a Director and an in charge of Corporate Communciations for Xtreme Care.  Prior to joining Xtreme Care in 2010, Mr. Cibulka was one of the youngest life and health agents hired by “The Equitable” at 21 years of age, posting excellent results at the top of his class in group health and life insurance annuities for three consecutive years. Mr. Cibulka was then recruited by Premex, a leading precious metals leverage and delivery dealer, specializing in managing financial portfolios in the commodity markets. He spent over 15 years in marketing hard assets and working closely with commodity trading advisors in managed futures and options individual accounts and commodity pools, where he was a major influence persuading trading advisors to change how they manage money. Mr. Cibulka recently became involved in consulting for startup and early stage private and publicly held emerging growth companies, working closely with presidents and chief executive officers, helping them raise capital and providing advice on managing growth and preserving shareholder value.

Andrew Burns

Andrew Burns is Director of Business Development for Xtreme Care.  Mr. Burns earned his Bachelor’s degree in Business Administration (with an emphasis on Real Estate) from the University of San Diego in 2008, and then completed his Master’s degree in Business Administration at San Diego State University in 2011.  Mr. Burns began his career as a dispatcher for Alert Ambulance in 2008, before joining the Sales & Marketing division of that company, where he eventually also received a promotion to Director of Sales and Marketing.  In the latter capacity, he helped to grow the company to its all-time high in medical emergeny calls.  Mr. Burns then joined and co-founded Bayside Ambulance in October 2009.  While serving as General Manager at Bayside, Mr. Burns created and oversaw three divisions comprised of over 40 employees, and he was responsible for sales growth at the firm of over 300%.

Adam Burns

Adam Burns is in Business Development for Xtreme Care.  Mr. Burns graduated from the University of Arizona with a Bachelor’s degree in Business Marketing from Eller College of Business in 2006.  Following his graduation, Mr. Burns served as the Director of Marketing for Bayside Medical Transportation in San Diego, leading a team of marketing representatives.  Each quarter, Mr. Burns’ team not only met, but exceeded the sales goals and objectives set for them, increasing the total medical transport call volume by 200% while assisting in the management of over 40 employees.  Mr. Burns is currently in the process of completing his Master of Business Administration degree at San Diego State University, and will be graduating in late 2012.

Richard Rolston

Richard Rolston is the Operation Manager for Xtreme Care, where he also serves as the Field Training Officer.  Mr. Rolston has served as a Paramedic in Riverside and San Bernardino Counties for 28 years and retired from the Fire Service as an EMS Division Chief.  Mr. Rolston received his education through Riverside City College, Crafton Hills College and Loma Linda University.  In 1985 Mr. Rolston developed and placed into service the first Paramedic Ambulance Service in the Big Bear Valley of San Bernardino County. He later formed Joint Powers Agreements with the local Fire Departments and eventually integrated the Paramedic Ambulance Service into the Fire Departments.  In 1996, Mr. Rolston completed the Loma Linda University Physician Cardiology Program and through equipment donations from the community, implemented the first pre-hospital 12-lead ECG program in the State of California.  In recognition of his efforts, he received the California Rural Healthcare Center Award for this program that same year.   Mr. Rolston also served as the Paramedic Representative on the San Bernardino County Emergency Medical Care Committee for 14 years, including as its Chairman for 2 years.   In 1997, Mr. Rolston was elected to the Bear Valley Community Healthcare District (Hospital Board of Directors) and served for 4 years and as Chairman for 2 years.   In 2004, Mr. Rolston received the National American Medical Response Award for “Teamwork in EMS.”  Additional commendations and awards that Mr. Rolston received during his career include; San Bernardino County Board of Supervisors Commendation for Dedication to Emergency Disaster Preparedness; California State Assembly Certificate of Commendation for Emergency Operations Center Director during the “Old Fire” of 2003; awards for contribution to training from Crafton Hills and Victor Valley Colleges for Paramedic Instruction; and special recognitions from local Mayor’s offices and Kiwanis Clubs.

Royce Green

Royce Green is the Dispatch Manager for Xtreme Care.  Mr. Green has over 7 years of experience in management of high call volume environments, ALS (advanced life support) and BLS (basic life support) patient care settings within the pre-hospital transportation industry, documentation management, CAD (computer aided dispatch) systems, System Status Management, advanced EMS (emergency medical service) communications training, EMD (emergency medical dispatcher) certification and emergency driver training.  Mr. Green is also currently in the process of completing his Bachelor’s degree in Business Administration at San Diego State University.

Director Independence

Pursuant to Rule 4200 of The NASDAQ Stock Market one of the definitions of an independent director is a person other than an executive officer or employee of a company.  The Company's board of directors has reviewed the materiality of any relationship that each of the directors has with the Company, either directly or indirectly.  Based on this review, the board has determined that there are no independent directors.

Committees and Terms

The Board of Directors (the “Board”) has not established any committees.

Legal Proceedings

There are currently no pending, threatened or actual legal proceedings of a material nature in which the Company or any subsidiary is a party.

Employment Agreements

The Company may maintain customary employment agreements with certain of its officers and/or employees.

Anticipated Officer and Director Remuneration

The Company pays reduced levels of compensation to its officers and director at present. The Company intends to pay regular, competitive annual salaries to all its officers and will pay an annual stipend to its directors when, and if, it completes a primary public offering for the sale of securities and/or the Company reaches greater profitability, experiences larger and more sustained positive cash flow and/or obtains additional funding.  At such time, the Company anticipates offering additional cash and non-cash compensation to officers and directors.  In addition, although not presently offered, the Company anticipates that its officers and directors will be provided with additional fringe benefits, health and dental benefits, and various perquisites at subsidizes rates, or at the sole expense of the Company, as may be determined on a case-by-case basis by the Company in its sole discretion.  In addition, the Company may plan to offer 401(k) matching funds as a retirement benefit at a later time.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of the date of this regarding the beneficial ownership of the Company’s common stock by each of the Company’s executive officers and directors, individually and as a group and by each person who beneficially owns in excess of five percent of the common stock after giving effect to any exercise of warrants or options held by that person.

Number of Shares of

 Name

Position

Common Stock

Percent of Class (1)

Souheil Jawad

President, Secretary, Treasurer and Director

21,000,000 (2)

93%

CEO, CFO and Director, Xtreme Care

Don Hunsaker II, PhD

Director and Consultant, Xtreme Care

25,500

*

Charles Cibulka

Director and Corporate Comm., Xtreme Care

0

*

Andrew Burns

Director of Bus. Development, Xtreme Care

0

*

Adam Burns

Business Development, Xtreme Care

0

*

Richard Rolston

Operation Manager, Xtreme Care

0

*

Royce Green

Dispatch Manager, Xtreme Care

50,000

*

Total owned by officers and directors

21,075,500

94%

* Less than 1%

(1) Based upon 22,510,403 shares outstanding as of the date of this report.

(2) As of June 30, 2012, Mr. Jawad has holds a note for monies he advanced to the Company in the amount of $134,188.  Such note is convertible into shares of common stock pursuant to exercise of warrants of the Company at the ratio of four shares for every one dollar outstanding of the note.  The shares shown above do not include these shares that may be issue upon such conversion of the note and exercise of the warrants.

Risk Factors

The Company has generated revenues, but limited profits, to date.

The Company has generated limited profits to date.  The business model of the Company involves significant costs of services, resulting in a low margin on revenues.  Coupling this fact with operating expenses incurred by the Company, the Company has only generated a small amount of total profits in the past.  The Company hopes that as its business expands that the scale of the enterprise would result in a higher operating margin and net margin.

No assurance of continued market acceptance.

There is no assurance that the Company’s services or solutions will continued to meet with market acceptance.  Moreover, there is no assurance that these services and solutions will continue to have any competitive advantages.  Also, there is no assurance that the market reception will be positive.

The Company is an early-stage company with a limited operating history, and as such, any prospective investor may have difficulty in assessing the Company’s profitability or performance.

Because the Company is an early-stage company with a limited operating history, it could be difficult for any investor to assess the performance of the Company or to determine whether the Company will meet its projected business plan.  The Company has limited financial results upon which an investor may judge its potential.  As a company still in the early stages of its life, the Company may in the future experience under-capitalization, shortages, setbacks and many of the problems, delays and expenses encountered by any early-stage business.  An investor will be required to make an investment decision based solely on the Company management’s history, its projected operations in light of the risks, the limited operations and financial results of the Company to date, and any expenses and uncertainties that may be encountered by one engaging in the Company’s industry.

The failure or inability to perform under client contracts could result in damage to the Company’s reputation and give rise to legal claims against the Company.

If clients are not satisfied with the level of performance, the reputation of the Company in the industry may suffer, which could have a material adverse effect on the business, financial condition, results of operations, and cash flows of the Company.

Reliance on third party agreements and relationships is necessary for development of the Company's business.

The Company will need strong third party relationships and partnerships in order to develop and grow its business.  The Company will be substantially dependent on these strategic partners and third party relationships.

The Company expects to incur additional expenses and may ultimately never be profitable.

The Company is an early-stage company and has a limited history of its operations.  The Company will need to continue generating revenue in order to maintain sustained profitability.  Ultimately, in spite of the Company’s best or reasonable efforts, the Company may have difficulty in generating revenues or remaining profitable.

The Company’s officers and directors beneficially own a majority of the Company’s common stock and, as a result, can exercise control over stockholder and corporate actions.

The officers and directors of the Company currently beneficially own of approximately 94% of the Company’s outstanding common stock.  As such, they will be able to control most matters requiring approval by stockholders, including the election of directors and approval of significant corporate transactions.  This concentration of ownership may also have the effect of delaying or preventing a change in control, which in turn could have a material adverse effect on the market price of the Company’s common stock or prevent stockholders from realizing a premium over the market price for their Shares.

The Company depends on its management team to manage its business effectively.

The Company's future success is dependent in large part upon its ability to understand and develop the business plan and to attract and retain highly skilled management, operational and executive personnel.  In particular, due to the relatively early stage of the Company's business, its future success is highly dependent on its officers, to provide the necessary experience and background to execute the Company's business plan. The loss of any officer’s services could impede, particularly initially as the Company builds a record and reputation, its ability to develop its objectives, and as such would negatively impact the Company's possible overall development.

Government regulation could negatively impact the business.

The Company’s business segments may be subject to various government regulations in the jurisdictions in which they operate.  Due to the potential wide scope of the Company’s operations, the Company could be subject to regulation by various political and regulatory entities, including various local and municipal agencies and government sub-divisions.  The Company may incur increased costs necessary to comply with existing and newly adopted laws and regulations or penalties for any failure to comply. The Company’s operations could be adversely affected, directly or indirectly, by existing or future laws and regulations relating to its business or industry.

The Company may face significant competition from companies that serve its industries.

The Company may face competition from other companies that offer similar services.  Some of these potential competitors may have longer operating histories, greater brand recognition, larger client bases and significantly greater financial, technical and marketing resources than the Company possesses.  These advantages may enable such competitors to respond more quickly to new or emerging trends and changes in customer preferences.  These advantages may also allow them to engage in more extensive market research and development, undertake extensive far-reaching marketing campaigns, adopt more aggressive pricing policies and make more attractive offers to potential customers, employees and strategic partners. The Company believes that its current and anticipated solutions are, and will be, sufficiently different from existing competition, and that there is limited to no competition in its local area.  However, it is nevertheless possible that potential competitors may have or may rapidly acquire significant market share.  Increased competition may result in price reductions, reduced gross margin and loss of market share.  The Company may not be able to compete successfully, and competitive pressures may adversely affect its business, results of operations and financial condition.

No formal market survey has been conducted.

No independent marketing survey has been performed to determine the potential demand for the Company’s services over the longer term.  The Company has conducted no marketing studies regarding whether its business would continue to be marketable.  No assurances can be given that upon marketing, sufficient customer markets and business segments can be developed to sustain the Company's operations on a continued basis.

The Company does not maintain certain insurance, including errors and omissions and indemnification insurance.

The Company has limited capital and, therefore, does not currently have a policy of insurance against liabilities arising out of the negligence of its officers and directors and/or deficiencies in any of its business operations.  Even assuming that the Company obtained insurance, there is no assurance that such insurance coverage would be adequate to satisfy any potential claims made against the Company, its officers and directors, or its business operations.  Any such liability which might arise could be substantial and may exceed the assets of the Company.  The certificate of incorporation and by-laws of the Company provide for indemnification of officers and directors to the fullest extent permitted under Delaware law.  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons, it is the opinion of the Securities and Exchange Commission that such indemnification is against public policy, as expressed in the Act, and is therefore, unenforceable.

Intellectual property and/or trade secret protection may be inadequate.

The Company has not applied for any intellectual property or trade secret protection on any aspects of its business.  The Company has no current plans on attempting to obtain patents, copyright, trademarks and/or service marks on any of its solutions and services.  There can be no assurance that the Company can obtain effective protection against unauthorized duplication or the introduction of substantially similar solutions and services.

The Company is subject to the potential factors of market and customer changes.

The business of the Company is susceptible to rapidly changing preferences of the marketplace and its customers.  The needs of customers are subject to constant change.  Although the Company intends to continue to develop and improve its services to meet changing customer needs of the marketplace, there can be no assurance that funds for such expenditures will be available or that the Company's competition will not develop similar or superior capabilities or that the Company will be successful in its internal efforts.  The future success of the Company will depend in part on its ability to respond effectively to rapidly changing trends, industry standards and customer requirements by adapting and improving the features and functions of its services.

ITEM 3.02 Unregistered Sales of Equity Securities

Recent Sales of Unregistered Securities

The Company has issued the following securities in the last three (3) years.  All such securities were issued pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving any public offering, as noted below.

(1) On September 27, 2011, 2011, 10,000,000 shares of common stock were issued to Tiber Creek Corporation for total consideration paid of $1,000.00.  Subsequently, in May 2012, the Company redeemed an aggregate of 9,750,000 of these shares for the redemption price of $975.00

On September 27, 2011, 10,000,000 shares of common stock were issued to MB Americus, LLC for total consideration paid of $1,000.00.  Subsequently, in May 2012, the Company redeemed an aggregate of 9,750,000 of these shares for the redemption price of $975.00

(2) On May 1, 2012, 1,000,000 shares of common stock were issued by the Company to Souheil Jawad pursuant to a change of control in the Company.  The aggregate consideration paid for these shares was $100.

(3) On November 12, 2012, the Company issued 21,010,403 shares of common stock to former shareholders of Xtreme Care in connection with the Acquisition, as follows:

Shareholder Name

Number of Shares

Larry Bicknell

5,000

Susan Blackburn

34,900

Richard

Breinlinger

10,000

Henry Brunk

20,000

Mohammed Chraibi

20,000

Guadalupe Cisneros

10,000

Merlin Cross

10,000

Hector Cruz

12,000

Megan Ellison

10,000

Aaron Elster

5,000

Daniel Elster

5,000

Leon Elster

20,000

Royce Green

50,000

Jennifer Hayes

100,000

Don Hunsaker

25,500

Souheil

Jawad

20,000,000

Norman

Joslyn

10,000

Olga Kist

25,000

William Kline

60,000

Dorothy Kurtz

25,203

Linda Lenore

1,000

Ronald Levine

5,000

Gloria Lopez

10,000

Laurence Mahr

5,000

Clive Newcomb

5,000

Manuel Robles

10,000

Romulo Samson

10,000

Ralph Sauer

26,800

David Smarsh

20,000

Frederick Stahl

25,000

Susan Strzalkowski

1,000

Lowell Tompkins

5,000

Martha Tompkins

10,000

John Warner

18,000

Jeffery Willmann

100,000

ITEM 5.06 Change in Shell Company Status

The Company has acquired Xtreme Care, which has a defined business plan, and accordingly, the Company has commenced operations.

ITEM 9.01 Financial Statements and Exhibits

The audited financial statements of Xtreme Care Ambulance Inc., including the balance sheets of as of December 31, 2011 and December 31, 2010, and the related statements of operations, changes in shareholders’ equity (deficit), and cash flows for the year ended December 31, 2011 and the period from May 28, 2010 (inception) through December 31, 2010, are incorporated by reference to the Form S-1 filed concurrently herewith.

Exhibits

2.1+	Agreement and Plan of Reorganization

+ Filed concurrently herewith on Form S-1 as the same exhibit number as the exhibit number listed here, and incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

XTREME HEALTHCARE CORPORATION

Date: November 13, 2012	/s/ Souheil Jawad

President